                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  August 12, 2002
                                                  ---------------


                          BECTON, DICKINSON AND COMPANY
-------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           New Jersey                001-4802                   22-0760120
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    (State or other juris-         (Commission             (IRS Employer Iden-
   diction of incorporation)       File Number)            tification Number)

   1 Becton Drive, Franklin Lakes, New Jersey                   07417-1880
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    (Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code          (201) 847-6800
                                                            --------------

                                       N/A
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         (Former name or former addresses if changed since last report.)




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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

Exhibit 99.1 Statement Under Oath of Principal Executive Officer dated August
             12, 2002

Exhibit 99.2 Statement Under Oath of Principal Financial Officer dated August
             12, 2002

Item 9.  Regulation FD Disclosure

On August 12, 2002, each of the Principal Executive Officer and the Principal Financial Officer of Becton, Dickinson and Company submitted to the Securities and Exchange Commission sworn statements in accordance with Securities and Exchange Commission Order No. 4-460.

Copies of these statements are attached hereto as Exhibits 99.1 and 99.2, respectively.

The information in this Current Report on Form 8-K, including the exhibits, is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liability of that section.






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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           BECTON, DICKINSON AND COMPANY
                                                  (Registrant)



                                           By: /s/ Gary M. DeFazio
                                               ----------------------------
                                                   Gary M. DeFazio
                                                   Assistant Secretary


Date: August 12, 2002



                                      - 2 -






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                                INDEX TO EXHIBITS
                                -----------------


   Exhibit
   Number              Description of Exhibits
   ------              -----------------------

   99.1                Statement Under Oath of Principal Executive Officer dated August 12, 2002

   99.2                Statement Under Oath of Principal Financial Officer dated August 12, 2002
